SUBJECT TO REVISION                                              EXHIBIT 99
TERM SHEET DATED APRIL 14, 1998

$500,650,031.85

$478,120,031.85  ___% ASSET BACKED CERTIFICATES, CLASS A
$22,530,000.00   ___% ASSET BACKED CERTIFICATES, CLASS B

FIRST SECURITY-Registered Trademark- AUTO GRANTOR TRUST 1998-A
ISSUER

FIRST SECURITY BANK-Registered Trademark-, N.A.
SELLER AND SERVICER

Attached is a preliminary term sheet (the "Term Sheet") describing the structure, collateral pool and certain aspects of the First Security-Registered Trademark- Auto Grantor Trust 1998-A (the "Trust"). The information contained in the attached Term Sheet is referred to as the "Information".

The attached Term Sheet has been prepared with the cooperation of First Security Bank, N.A. (the "Bank"). Neither the underwriters, nor any of their affiliates, makes any representation as to the accuracy or completeness of the Information. The description of the collateral pool and other Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. In addition, the attached Term Sheet supersedes any prior or similar term sheet.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, a final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. A final prospectus supplement will be filed after the securities have been priced and all of the terms and information are finalized. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication ("Offering Documents") for definitive Information on any matter discussed in this communication. Any investment decision should be based on the data in the Offering Documents and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the J.P. Morgan Asset Finance Group at (212) 648-4506.

Sales of the securities to be offered by the Trust may not be consummated unless the purchaser has received the Offering Documents. The securities to be offered by the Trust under the Offering Documents have not been approved or disapproved by the Commission or any state securities commission; any representation to the contrary is a criminal offense.

                          UNDERWRITERS OF THE CERTIFICATES
J.P. MORGAN & CO.

                            BANCAMERICA ROBERTSON STEPHENS

                                        FIRST SECURITY CAPITAL MARKETS, INC.

           FIRST SECURITY-Registered Trademark- AUTO GRANTOR TRUST 1998-A FIRST SECURITY BANK-Registered Trademark-, N.A., SELLER AND SERVICER

                                Subject to Revision

                          Term Sheet Dated April 14, 1998

 Capitalized terms used below which are not defined have the meanings specified in the Base Prospectus of First Security Bank-Registered Trademark-, N.A. Dated April __, 1998 and pertaining to First Security-Registered Trademark- Auto Grantor Trusts. A copy of such Prospectus is available from the Securities and
                              Exchange Commission.


Issuer . . . . . . . . . . . .     First Security Auto Grantor Trust 1998-A (the
                                   "Trust" or the "Issuer").


Trustee. . . . . . . . . . . .     Bankers Trust Company will act as the Trustee
                                   of the  Certificates.

Collateral Agent . . . . . . .     Bankers Trust Company will act as the
                                   Collateral Agent of the  Certificates.

The Certificates . . . . . . .     1)   ____% Asset Backed Certificates, Class A
                                        (the "Class A Certificates") in the
                                        aggregate initial principal amount of
                                        $478,120,031.85.

                                   2) ____% Asset Backed Certificates, Class B (the "Class B Certificates") in the aggregate principal amount of
                                        $22,530,000.00.

Trust Property . . . . . . . .     The principal property of the Trust will
                                   include: (i) a pool of fixed rate motor
                                   vehicle installment sale contracts and
                                   installment loans; (ii) all monies due or received thereunder on and after the Cutoff
                                   Date; and (iii) security interests in the Financed Vehicles.

Terms of the Certificates:

A.   Distribution Date . . . .     The 15th day of each month (or, if such day
                                   is not a business day, the next succeeding business day), beginning May 15, 1998 (the
                                   "Initial Distribution Date").

B.   Interest. . . . . . . . .     On each Distribution Date, interest at the
                                   Class A Pass-Through Rate of ____% on the
                                   Class A Certificate Balance and interest at the Class B Pass-Through Rate of ____% on the
                                   Class B Certificate Balance will be
                                   distributed to registered holders of each of the Class A Certificates and the Class B
                                   Certificates to the extent that sufficient funds are on deposit on such Distribution
                                   Date in the Certificate Account or available in the Reserve Account to make such distribution. The rights of the Class B
                                   Certificateholders to receive payments of interest will be subordinated to the rights of the Class A Certificateholders to receive payments of interest. See "--Subordination."

C.   Principal . . . . . . . .     On each Distribution Date, all payments of
                                   principal on the

                                   Receivables received by the Servicer during the related Collection Period, plus all Liquidation Proceeds, to the extent allocable to principal will be distributed by the Trustee PRO RATA to the Class A Certificateholders and the Class B Certificateholders to the extent that sufficient funds are on deposit in the Certificate Account or available in the Reserve Account. The rights of the Class B Certificateholders to receive payments of principal will be subordinated to the rights of the Class A Certificateholders to receive payments of interest and principal. See "--Subordination."

D.   Optional Purchase . . . .     The Servicer may purchase all of the Trust
                                   Property on any Distribution Date at a
                                   purchase price equal to the aggregate of the Purchase Amounts of the remaining Receivables
                                   (other than Defaulted Receivables) if (i) the
                                   Pool Balance as of the last day of a
                                   Collection Period has declined to 10% or less of the Aggregate Principal Balance and (ii) the aggregate Purchase Price Amount for the Receivables is greater than or equal to the sum of the Class A Certificate Balance and the Class B Certificate Balance.

Subordination. . . . . . . . .     Distributions of interest and principal on
                                   the Class B Certificates will be subordinated in priority of payment to distributions of interest and principal on the Class A
                                   Certificates in the event of defaults on the Receivables. The Class B Certificateholders will not receive any distributions of interest with respect to a Collection Period until the full amount of interest on the Class A Certificates relating to such Collection Period has been deposited in the Class A Distribution Account. The Class B
                                   Certificateholders will not receive any
                                   distributions of principal with respect to such Collection Period until the full amount of interest on and principal of the Class A
                                   Certificates relating to such Collection
                                   Period has been deposited in the Class A
                                   Distribution Account.

Reserve Account. . . . . . . .     A Reserve Account will be established and
                                   maintained by the Seller, in the name of, and under the control of, the Collateral Agent with an initial deposit of cash or certain investments having a value equal to $12,516,250.80 (the "Reserve Account Initial
                                   Deposit"). In addition, amounts remaining in the Certificate Account with respect to the related Collection Period after payments to the Certificateholders and the Servicer have been made will be deposited into the Reserve
                                   Account until the amount of the Reserve
                                   Account is equal to the Specified Reserve
                                   Account Balance (as described below). Funds will be withdrawn from the Reserve Account to reimburse the Servicer for Advances previously made and not reimbursed and to the extent the amount required to be distributed to the Certificateholders and the Servicer exceeds the amount on deposit in the Collection Account.

Specified Reserve Account
     Balance . . . . . . . . .     On each Distribution Date, the "Specified
                                   Reserve Account Balance" will equal  4.5%
                                   (the "Basic Reserve Account Percentage") of the Pool Balance as of the last day of the related Collection Period, but in any event will not be less than the lesser of (i)
                                   $10,013,000.64 (the "Reserve Account Floor
                                   Amount") and (ii) the Full Payoff Amount (or, under certain circumstances, a higher amount). The Specified

                                   Reserve Account Balance may be reduced to a lesser amount as determined by the Seller; provided that the Seller gives written notice of such reduction to the Rating Agencies and such reduction does not adversely affect the ratings of the Certificates by the Rating Agencies. Amounts in the Reserve Account on any Distribution Date (after giving effect to all distributions made on that date) in excess of the Specified Reserve Account Balance for such Distribution Date will be paid to the Seller.

Yield Supplement Agreement . .     The Seller will enter into a Yield Supplement
                                   Agreement with the Trust which will provide
                                   funds to supplement the interest collections
                                   on any Receivable that has a Contract Rate
                                   below the applicable Class A Pass-Through
                                   Rate or the Class B Pass-Through Rate, plus
                                   the Basic Servicing Fee Rate.   The Seller's
                                   obligations under the Yield Supplement
                                   Agreement will be secured by funds on deposit in the Yield Supplement Account, the initial balance of which shall equal $____________
                                   (the "Yield Supplement Initial Deposit").

Tax Status . . . . . . . . . .     In the opinion of Kirkland & Ellis, special
                                   tax counsel to the Seller, the Trust will be classified for Federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Certificate Owners must report their respective allocable shares of income earned on Trust assets and, subject to certain limitations applicable to individuals, estates and trusts, may deduct their respective allocable shares of reasonable servicing and other fees.
                                   Prospective investors should consult their own tax advisors to determine the federal, state, local, and other tax consequences of the purchase, ownership and disposition of the Class A Certificates or the Class B
                                   Certificates. Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service (the
                                   "IRS") with respect to any of the federal income tax consequences discussed herein and no assurance can be given that the IRS will not take a contrary position.

ERISA Considerations . . . . .     As described in the Offering Documents, the
                                   Class A Certificates may be purchased by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), upon satisfaction of certain conditions described therein. Employee benefit plans subject to ERISA will not be eligible to purchase Class
                                   B Certificates. Any benefit plan fiduciary considering a purchase of Certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions have been satisfied.

Ratings. . . . . . . . . . . .     As a condition of issuance, the Class A
                                   Certificates will be rated AAA or its
                                   equivalent and the Class B Certificates will be rated A or its equivalent by at least one nationally recognized rating agency.

                                  THE RECEIVABLES

SELECTION CRITERIA

     Approximately 97.33% of the Aggregate Principal Balance of Motor Vehicle Loans were originated by the Seller through Dealers in the ordinary course of the Seller's business and in accordance with the Seller's underwriting standards; the remainder of the Aggregate Principal Balance of Motor Vehicle Loans were made directly by the Seller to the Obligors in accordance with the Seller's underwriting standards. The Receivables were selected by the Seller based on several criteria, including that such Receivable: (i) is secured by a security interest in either a new or used automobile or light truck; (ii) provides for a contractual interest rate of at least 6.00% and not more than 32.00%; (iii) has a remaining maturity, as of the Cutoff Date, of not less than 6 months and not more than 66 months; (iv) has a remaining principal balance of not less than $100 and not more than $80,000; (v) as of the Cutoff Date, was not more than 29 days past due; (vi) the related Financed Vehicle had not been repossessed as of the Cutoff Date; (vii) is a simple interest receivable; (viii) has no provision for the Dealer of the related Financed Vehicle to have a participation in, or other right to receive, any proceeds of such Receivable; and (ix) was originated on or after December 18, 1991. No procedures adverse to the Certificateholders were used by the Seller in selecting the Receivables to be transferred to the Trust on the Closing Date.

CERTAIN CHARACTERISTICS

     The Receivables had the following characteristics in the aggregate as of the Cutoff Date: (i) approximately 32.70% of the Aggregate Principal Balance was attributable to loans for purchases of new Financed Vehicles and approximately 67.30% of the Aggregate Principal Balance was attributable to loans for purchases of used Financed Vehicles; (ii) the weighted average Contract Rate of the Receivables was 10.634%; (iii) there are 42,959 Receivables being conveyed by the Seller to the Trust; (iv) the average principal balance of a Receivable, as of the Cutoff Date, was $11,654.14; and (v) the weighted average original term and weighted average remaining term of the Receivables were 62.62 months and 53.56 months, respectively.

     The composition and distribution by Contract Rate of the Receivables as of the Cutoff Date are set forth in the following tables:

                           COMPOSITION OF THE RECEIVABLES



     WEIGHTED                                                                         WEIGHTED
      AVERAGE                            NUMBER OF     AVERAGE        WEIGHTED         AVERAGE
   CONTRACT RATE       AGGREGATE        RECEIVABLES   PRINCIPAL        AVERAGE        ORIGINAL
  OF RECEIVABLES   PRINCIPAL BALANCE      IN POOL      BALANCE     REMAINING TERM       TERM
  --------------   -----------------      -------      -------     --------------     ---------
      10.634%       $500,650,031.85       42,959     $11,654.14      53.56 mos.        62.62 mos.

                  DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES



                             Number of         Aggregate        Percent of Aggregate
                            Receivables     Principal Balance    Principal Balance(1)
                            -----------     -----------------   ---------------------
 Contract Rate Range (%)

 6.00-6.99 . . . . . . .             131         $589,276.59                   0.12%
 7.00-7.99 . . . . . . .           1,615       21,114,225.89                   4.22
 8.00-8.99 . . . . . . .           5,418       74,647,405.47                  14.91
 9.00-9.99 . . . . . . .          10,621      143,000,910.45                  28.56
 10.00-10.99 . . . . . .           8,731      105,417,426.73                  21.06
 11.00-11.99 . . . . . .           5,255       58,173,267.59                  11.62
 12.00-12.99 . . . . . .           4,260       43,152,967.08                   8.62
 13.00-13.99 . . . . . .           2,091       20,573,584.76                   4.11
 14.00-14.99 . . . . . .           1,924       15,212,204.28                   3.04
 15.00 and up. . . . . .           2,913       18,768,763.01                   3.78
                                  ------     ---------------                --------
      Total. . . . . . .          42,959     $500,650,031.85                 100.00%
                                  ------     ---------------                --------
                                  ------     ---------------                --------


------------------------------------
(1)  Total exceeds 100% as a result of rounding.

                     GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES

     The following table sets forth the percentage of the Aggregate Principal Balance in the states with the largest concentration of Receivables based on the billing addresses of the Obligors. No other state accounts for more than 1.0% of the Aggregate Principal Balance.


                                                                   Percentage of
STATE                                                Aggregate Principal Balance
                                                     ---------------------------
Utah . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29.50%
Idaho. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28.98%
Oregon . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11.68%
Nevada . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10.39%
Washington . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.48%
Montana. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5.10%
Wyoming. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.90%

DELINQUENCY AND LOSS EXPERIENCE OF THE SELLER

     The tables set forth below indicate the delinquency and credit loss/repossession experience for each of the last five calendar years of the Bank's managed portfolio of Motor Vehicle Loans (including receivables sold which the Bank continues to service). The tables include both Motor Vehicle Loans originated directly by the Bank as well as those originated through Dealers in a relative proportion substantially similar to the Motor Vehicle Loans to be transferred to the Trust. Fluctuations in delinquencies, repossessions and charge-offs generally follow trends in the overall economic environment and may be affected by such factors as increased competition for obligors, rising consumer debt burden per household and increases in personal bankruptcies. The Bank believes that the increase in delinquencies in 1996 was due primarily to the merger in September 1996 of the Bank's Utah and Idaho collection departments and some associated turnover in personnel which resulted in a lack of continuity in the collections function. The Bank believes that most of the merger related issues have since been resolved. No assurance can be made that the delinquency and loss experience for the Motor Vehicle Loans as whole or those transferred to the Trust in the future will be similar to the historical experience set forth below.

                               DELINQUENCY EXPERIENCE

                                                             AS OF DECEMBER 31,
                     ----------------------------------------------------------------------------------------------------------

                             1997                 1996                   1995                 1,994                 1993
                     ------------------   -------------------    -------------------   ------------------   -------------------

                      NUMBER               NUMBER                 NUMBER                NUMBER               NUMBER
                     OF LOANS    AMOUNT   OF LOANS     AMOUNT    OF LOANS     AMOUNT   OF LOANS    AMOUNT   OF LOANS     AMOUNT
                     --------    ------   --------     ------    --------     ------   --------    ------   --------     ------
                                                          (DOLLARS IN  THOUSANDS)
Portfolio at
Period End           242,396   $2,557,565  200,922   $1,979,782  193,634   $1,824,411  197,996   $1,885,491  159,870   $1,409,268

Delinquency (1)
  30-59 Days           3,557   $   35,995    3,380   $   31,646    2,867   $   24,914    2,345   $   20,775    1,458   $   11,722

  60-89 Days             765   $    8,035    1,209   $   11,330      557   $    5,358      603   $    5,839      337   $    2,703

  90 Days or More        444   $    4,694      600   $    5,947      255   $    2,462      273   $    2,594      153   $    1,307

Total Delinquencies    4,766   $   48,724    5,189   $   48,923    3,679   $   32,734    3,221   $   29,208    1,948   $   15,731

Total Delinquencies
  as Percentage
  of the Portfolio     1.97%        1.91%    2.58%        2.47%    1.90%        1.79%    1.63%        1.55%    1.22%        1.12%

-------------------
(1) The period of delinquency is based on the number of days payments are contractually past due for all Motor Vehicle Loans other than Motor Vehicle Loans previously charged off.

                        CREDIT LOSS/REPOSSESSION EXPERIENCE

                                                                              YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------

                                                             1997         1996        1995          1994           1993
                                                          ----------   ----------  ----------    ----------     ----------
                                                                              (DOLLARS IN THOUSANDS)
 Portfolio Balance at Period End                          $2,557,565   $1,979,782  $1,824,411    $1,885,491     $1,409,268

 Average Portfolio Balance During Period                  $2,270,731   $1,883,171  $1,850,693    $1,670,756     $1,237,865

 Average Number of Loans Outstanding During the Period       222,092      195,749     195,834       180,660        147,126

 Number of Repossessions During the Period                     4,967        4,198       4,153         3,528          2,583

 Number of Repossessions as  percentage of Average
   Number of Loans Outstanding                                 2.24%        2.14%       2.12%         1.95%          1.76%

 Gross Charge-offs(1)                                     $   39,184   $   29,488  $   25,644    $   17,354     $   11,631

 Recoveries on Loans Previously Charged Off(2)            $   16,901   $   11,849  $   11,321    $    8,370         $6,885

 Net Charge-offs(3)                                       $   22,283   $   17,639  $   14,323    $    8,985     $    4,746

 Net Charge-offs as a Percentage of Portfolio Balance at
   Period End                                                  0.87%        0.89%       0.79%         0.48%          0.34%

 Net Charge-offs as a Percentage of Average Balance
   During Period                                               0.98%        0.94%       0.77%         0.54%          0.38%

------------------

(1)  Gross Charge-offs are generally stated net of liquidation proceeds.
(2) Recoveries on Loans Previously Charged Off generally include amounts received with respect to loans previously charged off, other than liquidation proceeds, net of collection expenses. A portion of recoveries has resulted from certain collection and recovery efforts used by the Bank with respect to defaulted receivables acquired by the Bank from other institutions as a result of mergers. Such defaulted receivables are not being transferred to the Trust and such reported recoveries may not be indicative of future results.
(3) Net Charge-offs equal Gross Charge-offs minus Recoveries on Loans Previously Charged Off.